EXHIBIT 10.17

FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

This First Amendment to Loan and Security Agreement (this “Amendment”) is entered into as of June 13, 2022 and is effective as of May 27, 2022, by and among OXFORD FINANCE LLC, a Delaware limited liability company with an office located at 115 South Union Street, Suite 300, Alexandria, Virginia 22314 (“Oxford”), as collateral agent (in such capacity, “Collateral Agent”), the Lenders party hereto and SILK ROAD MEDICAL, INC., a Delaware corporation with offices located at 1213 Innsbruck Drive, Sunnyvale, CA 94089 (“Borrower”).

RECITALS

WHEREAS, Collateral Agent, Borrower and Lenders have entered into that certain Loan and Security Agreement, dated as of May 27, 2022 (as amended, supplemented or otherwise modified from time to time, collectively, the “Loan Agreement”) pursuant to which Lenders have provided to Borrower certain loans in accordance with the terms and conditions thereof; and

WHEREAS, Borrower, Lenders and Collateral Agent desire to amend certain provisions of the Loan Agreement as provided herein and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the promises, covenants and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, Lenders and Collateral Agent hereby agree as follows:

1. Capitalized terms used herein but not otherwise defined shall have the respective meanings given to them in the Loan Agreement.

2. The following defined term in Section 13.1 of the Agreement hereby is amended and restated in its entirety to read as follows:

“Basic Rate” is the per annum rate of interest (based on a year of three hundred sixty

(360) days) equal to (a) the greater of (i) the 1-Month CME Term SOFR (the “Index Rate”) on the last Business Day of the month that immediately precedes the month in which the interest will accrue and (ii) eighty-five one-hundredths percent (0.85%), plus (b) (x) with respect to each Term Loan, five percent (5.00%); and (ii) with respect to each Advance, three percent (3.00%). Notwithstanding the foregoing, (i) in no event shall the Index Rate exceed two and one-half percent (2.50%); (ii) in no event shall the Basic Rate for any Term Loan be less than five and eighty-five one-hundredths percent (5.85%), nor greater than seven and one-half percent (7.50%);

(iii) in no event shall the Basic Rate for any Advance be less than three and eighty-five one- hundredths percent (3.85%), nor greater than five and one-half percent (5.50%); and (iv) upon the occurrence of a Benchmark Transition Event, Collateral Agent may, in good faith and with reference to the margin above such interest rate in this definition, amend this Agreement to replace the Benchmark with a replacement interest rate and replacement margin above such interest rate that results in a substantially similar interest rate floor and total rate in effect immediately prior to the effectiveness of such replacement interest rate and replacement margin, and any such amendment shall become effective at 5:00 p.m. Eastern time on the third Business Day after Collateral Agent has notified Borrower of such amendment. Any determination, decision or election that may be made by Collateral Agent pursuant hereto will be conclusive and binding absent manifest error and may be made in Collateral Agent’s sole discretion and without consent from any other party.

3.	Limitation of Amendment.

(a) The amendments set forth above are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right, remedy or

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obligation which Lenders or Borrower may now have or may have in the future under or in connection with any Loan Document, as amended hereby.

(b) This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect.

4. To induce Collateral Agent and Lenders to enter into this Amendment, Borrower hereby represents and warrants to Collateral Agent and Lenders as follows:

a.

Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true and correct in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct in all material respects as of such date), and (b) no Event of Default has occurred and is continuing;

b.	Borrower has the power and due authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

c.

The organizational documents of Borrower delivered to Collateral Agent on the Effective Date, and updated pursuant to subsequent deliveries by or on behalf of the Borrower to the Collateral Agent, remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

d.

The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not contravene (i) any material law or regulation binding on Borrower, (ii) any material contractual restriction with a Person binding on Borrower, (iii) any material order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (iv) the organizational documents of Borrower;

e.

The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made or as may be required by the Loan Agreement; and

f.

This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5. Except as expressly set forth herein, the Loan Agreement shall continue in full force and effect without alteration or amendment.

6.	Reserved.

7. As a condition to the effectiveness of this Amendment, Collateral Agent shall have received, in form and substance satisfactory to Collateral Agent, the following:

(a)	this Amendment, duly executed by Borrower;

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(b) all reasonable Lender Expenses incurred through the date of this Amendment, which may be debited (or ACH’d) from the Designated Deposit Account in accordance with the Loan Agreement; and

(c) such other documents, and completion of such other matters, as Collateral Agent may reasonably deem necessary or appropriate, the receipt and sufficiency of which shall be deemed to be acknowledged upon the release by Collateral Agent of its signature hereto.

8. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which, taken together, shall constitute one and the same instrument.

9. Section 11 of the Loan Agreement (Choice of Law, Venue and Jury Trial Waiver, and Judicial Reference) is incorporated herein by this reference as though set forth in full.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to the Loan Agreement to be executed as of the date first set forth above.

BORROWER:

SILK ROAD MEDICAL, INC.

By: /s/ Lucas W. Buchanan

Name: Lucas W. Buchanan

Title: CFO & COO

COLLATERAL AGENT AND LENDER:

OXFORD FINANCE LLC

By: /s/ Colette H. Featherly

Name: Colette H. Featherly

Title: Senior Vice President

LENDER:

OXFORD FINANCE CREDIT FUND II, LP

By: Oxford Finance Advisors, LLC, its manager

By: /s/ Colette H. Featherly

Name: Colette H. Featherly

Title: Senior Vice President

OXFORD FINANCE CREDIT FUND III, LP

By: Oxford Finance Advisors, LLC, its manager

By: /s/ Colette H. Featherly

Name: Colette H. Featherly

Title: Senior Vice President

(Signature Page to First Amendment to Loan and Security Agreement)

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